UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/09/2007

Website Pros, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51595

Delaware	94-3327894
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

12735 Gran Bay Parkway West, Building 200
Jacksonville, FL 32258
(Address of principal executive offices, including zip code)

(904) 680-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 9, 2007, Edward Hechter resigned as Executive Vice President of Website Pros, Inc. (the "Company"). Also on January 9, 2007, the Company entered into a consulting agreement with Mr. Hechter (the "Consulting Agreement"), in which Mr. Hechter will provide consulting and advisory services to the Company. The Consulting Agreement also contains certain confidentiality, non-competition and non-solicitation provisions for the benefit of the Company.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Website Pros, Inc.

Date: January 09, 2007	By:	/s/ David L. Brown
David L. Brown
President and CEO